UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011
Badger Meter, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-6706	39-0143280

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4545 W. Brown Deer Rd., Milwaukee, Wisconsin 53223
(Address of principal executive offices, including zip code)
(414) 355-0400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07. Submission of Matters to a Vote of Security Holders.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index to Current Report on Form 8-K
EX-10.1
EX-10.2
EX-10.3

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     As described under Item 5.07 of this Current Report, at the 2011 Annual Meeting of Shareholders of Badger Meter, Inc. (the “Company”), which was held on April 29, 2011, the shareholders of the Company approved the Badger Meter, Inc. 2011 Omnibus Incentive Plan (the “Plan”). The Plan was submitted to the shareholders of the Company as Exhibit A to the Badger Meter, Inc. Proxy Statement (Schedule 14A) filed with the Securities and Exchange Commission on March 18, 2011.
     The Plan is described in the Company’s proxy statement filed with the Securities and Exchange Commission on Schedule 14A on March 18, 2011. The full text of the Plan is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein. In addition, the form of Nonqualified Stock Option Agreement and the form of Restricted Stock Award Agreement to be used under the Plan are filed as Exhibit 10.2 and Exhibit 10.3 to this Current Report, respectively, and are incorporated by reference herein.
Item 5.07. Submission of Matters to a Vote of Security Holders.
     The Company’s 2011 Annual Meeting of Shareholders was held on April 29, 2011. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:
     Election of Directors. The shareholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors to serve until the 2012 Annual Meeting of Shareholders or until such nominee’s successor is duly elected and qualified. The following is a breakdown of the voting results:

DIRECTOR	VOTES FOR	WITHHELD	NON-VOTES
Ronald H. Dix	10,805,276	257,579	1,525,307
Thomas J. Fischer	10,787,162	275,693	1,525,307
Gale E. Klappa	10,766,457	296,398	1,525,307
Richard A. Meeusen	10,618,054	444,801	1,525,307
Andrew J. Policano	10,613,446	449,409	1,525,307
Steven J. Smith	10,579,697	483,158	1,525,307
John J. Stollenwerk	10,604,667	458,188	1,525,307
Todd J. Teske	10,643,506	419,349	1,525,307

     Advisory Vote on Executive Compensation. The shareholders of the Company approved the compensation of the Company’s named executive officers. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES

8,768,222	2,104,563	190,465	1,521,312
     Advisory Vote on Frequency of Votes on Executive Compensation. The following is a breakdown of the voting results on the advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	NON-VOTES

6,639,069	580,063	3,573,303	263,610	1,528,517
     Approval of Omnibus Incentive Plan. The shareholders of the Company approved the Badger Meter, Inc. 2011 Omnibus Incentive Plan. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES

10,462,013	457,010	144,226	1,521,313
     Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm. The shareholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES

12,505,936	28,606	46,420	3,600

Item 9.01. Financial Statements and Exhibits.
     The following exhibits are being furnished herewith:
10.1	Badger Meter, Inc. 2011 Omnibus Incentive Plan.

10.2	Form of Nonqualified Stock Option Agreement under 2011 Omnibus Incentive Plan.

10.3	Form of Restricted Stock Award Agreement under 2011 Omnibus Incentive Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BADGER METER, INC.
Date: April 29, 2011	By:	/s/ William R. A. Bergum
William R. A. Bergum
Vice President — General Counsel and Secretary

BADGER METER, INC.
Exhibit Index to Current Report on Form 8-K

Exhibit
Number	Description

10.1	Badger Meter, Inc. 2011 Omnibus Incentive Plan.

10.2	Form of Nonqualified Stock Option Agreement under 2011 Omnibus Incentive Plan.

10.3	Form of Restricted Stock Award Agreement under 2011 Omnibus Incentive Plan.